SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Act of 1934

Date of Report (Date of earliest event reported): April 16, 2003

VIRGINIA FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Virginia	000-22283	54-1829288
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	dentification No.)

102 S. Main Street, Culpeper, Virginia 22701

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (540) 829-1603

Item 7.     Financial Statements and Exhibits.

(c)	Exhibits.
99.1 Press Release issued by Virginia Financial Group, Inc., dated April 16, 2003.

Item 9.     Regulation FD Disclosure.

The following information and referenced exhibit are being furnished under “Item 12. Disclosure of Results of Operations and Financial Condition.”

On April 16, 2003, Virginia Financial Group, Inc. issued a press release announcing its results of operations for the quarter ended March 31, 2003. A copy of the company’s press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VIRGINIA FINANCIAL GROUP, INC.

By:	/s/ Jeffrey W. Farrar
Jeffrey W. Farrar Executive Vice President and Chief Financial Officer

April 16, 2003

EXHIBIT INDEX

Exhibit No.	Description
99.1	The press release announcing first quarter earnings.

4